--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Tennessee                    000-50360                62-1564496
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                    Identification Number)



                  1281 Murfreesboro Road
                   Nashville, Tennessee                           37217
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (615) 399-4700



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.

                 The following exhibit is filed herewith and made a part hereof:

                  Exhibit No.       Description
                  -----------       -----------

                  99       --       Press Release dated February 3, 2004

Item 9.  Regulation FD Disclosure.
         -------------------------

     On February 3, 2004, Direct General Corporation (the "Company") issued a press release announcing its intent to file a registration statement with the Securities and Exchange Commission for an underwritten secondary offering for certain selling shareholders. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 3, 2004


                                                     DIRECT GENERAL CORPORATION


                                                     By:  /s/ Ronald F. Wilson
                                                          ----------------------
                                                          Ronald F. Wilson
                                                          Corporate Secretary